UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

WESTERN ASSET

CORPORATE BOND FUND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Corporate Bond Fund for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	Western Asset Corporate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in corporate debt securities (including notes, bonds, debentures and commercial paper) and at least 80% of its assets in “investment grade” debt securities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories or, if unrated, securities that we determined to be of comparable credit quality. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest. The Fund also may invest in U.S. government securities and U.S. dollar denominated fixed income securities of foreign issuers. The Fund may invest in securities of any maturity or durationi.

The Fund may invest up to 25% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers. The Fund intends to invest not more than 10% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers for which the Fund has not implemented a currency hedge.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policies. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted positive total results over the twelve-month reporting period ended December 31, 2020. However, most spread sectors (non-Treasuries) lagged equal duration Treasuries given several periods of elevated volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, ongoing trade conflicts, and a number of geopolitical issues. However, the spread sectors generally outperformed in the latter stages of the reporting period, as continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)ii and news of effective COVID-19 vaccines triggered increased investor risk appetite.

Western Asset Corporate Bond Fund 2020 Annual Report	1

Fund overview (cont’d)

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.58%, equaling the high for 2020. The low for the period of 0.11% occurred several times during the second half of 2020 and two-year Treasury note yields ended the period at 0.13%. The yield for the ten-year Treasury began the reporting period at 1.92%, the high for the reporting period. The low of 0.52% occurred on August 4, 2020 and the yield for the ten-year Treasury ended the period at 0.93%.

All told, the overall credit market, as represented by the Bloomberg Barclays U.S. Credit Indexiii, retuned 9.35% during the twelve months ended December 31, 2020. Over the same period, the overall bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned 7.51%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced the Fund’s allocation to investment-grade corporate bonds and increased the Fund’s exposure to high-yield corporate bonds, as we found more attractive valuations in the latter. Within the investment-grade market, the Fund pared its weightings in the Basic Industry1, Consumer Non-Cyclicals2 and Energy sectors. Within the high-yield market, we increased the Fund’s allocations to the Consumer Cyclicals3, Consumer Non-Cyclicals and Energy sectors.

During the reporting period, Treasury futures, which were used to manage the Fund’s duration and yield curve positioning, contributed to performance. Credit default swaps, which were used for credit hedging purposes, contributed to results.

Performance review

For the twelve months ended December 31, 2020, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned 10.80%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Credit Index, returned 9.35% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Averagev was 10.07% over the same time frame.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.
[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.
[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles, and other consumer services.

2	Western Asset Corporate Bond Fund 2020 Annual Report

Performance Snapshot as of December 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Corporate Bond Fund:
Class A	6.44%	10.80%
Class C	6.08%	10.06%
Class C1[4]	6.13%	10.24%
Class I	6.63%	11.19%
Class P	6.37%	10.63%
Bloomberg Barclays U.S. Credit Index	4.33%	9.35%
Lipper Corporate Debt Funds BBB-Rated Category Average	4.73%	10.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2020 for Class A, Class C, Class C1, Class I and Class P shares were 1.48%, 0.87%, 1.06%, 1.88% and 1.44%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class I shares would have been 1.79%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class P shares were 0.93%, 1.59%, 1.37%, 0.62% and 1.10%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[4]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Corporate Bond Fund 2020 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.40% for Class C1 shares, 0.55% for Class I shares and 1.20% for Class P shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Effective January 1, 2021, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. Within the Financials sector, overweights to Goldman Sachs and Credit Suisse Group AG were beneficial as their prices rallied. Elsewhere, within Consumer Cyclicals, an underweight to Ford Motor Co. was rewarded, as was an underweight to Intel Corp. in the Information Technology sector.

Active participation in the new issue market after spreads had significantly widened was generally additive for returns. In particular, initiating positions in Proctor & Gamble Co. and MasterCard Inc., in March 2020, and Boeing Co. and Wells Fargo & Co., in April 2020, contributed to performance, as their spreads narrowed as the reporting period progressed.

From a sector positioning perspective, an overweight to Banks (in the Financials sector) and an underweight to Real Estate sectors were beneficial to results.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was sector allocation. The largest headwind for returns was an overweight to the Energy sector, as it performed poorly given falling oil prices. An underweight to Information Technology was also detrimental as the sector outperformed over the reporting period.

From a security selection perspective, overweight positions in Whiting Petroleum and Oasis Petroleum were negative for results. The oil price war between Saudi Arabia and Russia

4	Western Asset Corporate Bond Fund 2020 Annual Report

earlier this year, along with the demand shock due to COVID-19, significantly impacted the profitability of both issuers given the sharp decline in commodity prices.

Finally, having a shorter portfolio duration than that of the benchmark detracted from performance, as rates moved lower across the yield curve.

Thank you for your investment in Western Asset Corporate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 20, 2021

RISKS: The Fund is subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High yield bonds, also known as “junk” bonds, possess greater price volatility, illiquidity and possibility of default than higher grade bonds. Foreign investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 45 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2020 were: Financials (24.2%), Industrials (12.3%), Energy (11.9%), Health Care (10.7%) and Consumer Discretionary (7.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Corporate Bond Fund 2020 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 259 funds for the six-month period and among the 258 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Corporate Bond Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2020 and December 31, 2019, and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Corporate Bond Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.44%	$1,000.00	$1,064.40	0.89%	$4.62	Class A	5.00%	$1,000.00	$1,020.66	0.89%	$4.52
Class C	6.08	1,000.00	1,060.80	1.57	8.13	Class C	5.00	1,000.00	1,017.24	1.57	7.96
Class C1	6.13	1,000.00	1,061.30	1.40	7.25	Class C1	5.00	1,000.00	1,018.10	1.40	7.10
Class I	6.63	1,000.00	1,066.30	0.55	2.86	Class I	5.00	1,000.00	1,022.37	0.55	2.80
Class P	6.37	1,000.00	1,063.70	1.04	5.39	Class P	5.00	1,000.00	1,019.91	1.04	5.28

8	Western Asset Corporate Bond Fund 2020 Annual Report

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Corporate Bond Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class I	Class P
Twelve Months Ended 12/31/20	10.80%	10.06%	10.24%	11.19%	10.63%
Five Years Ended 12/31/20	7.17	6.45	6.70	7.52	7.00
Ten Years Ended 12/31/20	6.23	N/A	5.71	6.58	6.06
Inception* through 12/31/20	—	4.79	—	—	—

With sales charges[3]	Class A	Class C	Class C1[2]	Class I	Class P
Twelve Months Ended 12/31/20	6.11%	9.06%	9.24%	11.19%	10.63%
Five Years Ended 12/31/20	6.25	6.45	6.70	7.52	7.00
Ten Years Ended 12/31/20	5.76	N/A	5.71	6.58	6.06
Inception* through 12/31/20	—	4.79	—	—	—

Cumulative total returns
Without sales charges[1]
Class A (12/31/10 through 12/31/20)	83.00%
Class C (Inception date of 8/1/12 through 12/31/20)	48.30
Class C1[2] (12/31/10 through 12/31/20)	74.21
Class I (12/31/10 through 12/31/20)	89.09
Class P (12/31/10 through 12/31/20)	80.13

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, I and P shares are November 6, 1992, August 1, 2012, February 26, 1993, February 7, 1996 and July 7, 2009, respectively.

10	Western Asset Corporate Bond Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Corporate Bond Fund vs. Bloomberg Barclays U.S. Credit Index and Lipper Corporate Debt Funds BBB-Rated Category Average† — December 2010 — December 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Corporate Bond Fund on December 31, 2010, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Credit Index and the Lipper Corporate Debt Funds BBB-Rated Category Average. The Bloomberg Barclays U.S. Credit Index (the “Index”) is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds BBB-Rated Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the performance of Class A shares indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Corporate Bond Fund 2020 Annual Report	11

Schedule of investments

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 85.7%
Communication Services — 6.7%
Diversified Telecommunication Services — 2.9%
AT&T Inc., Senior Notes	4.450%	4/1/24	420,000	$469,247
AT&T Inc., Senior Notes	3.800%	2/15/27	830,000	956,034
AT&T Inc., Senior Notes	1.650%	2/1/28	460,000	469,947
AT&T Inc., Senior Notes	4.300%	2/15/30	510,000	609,673
AT&T Inc., Senior Notes	4.500%	5/15/35	1,020,000	1,239,027
AT&T Inc., Senior Notes	3.100%	2/1/43	2,100,000	2,138,140
AT&T Inc., Senior Notes	4.800%	6/15/44	208,000	260,133
AT&T Inc., Senior Notes	4.500%	3/9/48	690,000	826,707	(a)
AT&T Inc., Senior Notes	3.500%	9/15/53	478,000	480,548	(a)
AT&T Inc., Senior Notes	3.550%	9/15/55	703,000	702,005	(a)
AT&T Inc., Senior Notes	3.650%	9/15/59	133,000	134,572	(a)
AT&T Inc., Senior Notes	3.500%	2/1/61	1,700,000	1,696,798
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	255,000	423,403
British Telecommunications PLC, Senior Notes	4.250%	11/8/49	450,000	544,088	(a)
Corning Inc., Senior Notes	3.900%	11/15/49	680,000	836,154
Deutsche Telekom International Finance BV, Senior Notes	8.750%	6/15/30	310,000	490,827
Frontier Communications Corp., Senior Secured Notes	5.875%	10/15/27	2,860,000	3,097,737	(a)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	460,000	622,067
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	260,000	362,245
Telefonica Emisiones SA, Senior Notes	4.665%	3/6/38	230,000	276,792
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	500,000	641,911
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	905,000	1,090,559
Verizon Communications Inc., Senior Notes	1.500%	9/18/30	1,830,000	1,804,382
Verizon Communications Inc., Senior Notes	4.272%	1/15/36	4,000,000	4,966,856
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	290,000	293,275
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	230,000	370,481
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	190,000	233,906
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	470,000	569,761
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	1,360,000	1,373,056
Verizon Communications Inc., Senior Notes	3.000%	11/20/60	3,140,000	3,178,873
Total Diversified Telecommunication Services				31,159,204
Entertainment — 0.3%
Activision Blizzard Inc., Senior Notes	1.350%	9/15/30	360,000	354,058
Activision Blizzard Inc., Senior Notes	2.500%	9/15/50	870,000	852,102
Walt Disney Co., Senior Notes	6.200%	12/15/34	70,000	106,255

See Notes to Financial Statements.

12	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Entertainment — continued
Walt Disney Co., Senior Notes	6.400%	12/15/35	69,000	$107,245
Walt Disney Co., Senior Notes	6.650%	11/15/37	160,000	253,294
Walt Disney Co., Senior Notes	5.400%	10/1/43	690,000	1,011,553
Total Entertainment				2,684,507
Interactive Media & Services — 0.4%
Alphabet Inc., Senior Notes	1.100%	8/15/30	930,000	918,119
Alphabet Inc., Senior Notes	1.900%	8/15/40	850,000	835,601
Alphabet Inc., Senior Notes	2.050%	8/15/50	930,000	890,540
Alphabet Inc., Senior Notes	2.250%	8/15/60	1,440,000	1,397,850
Total Interactive Media & Services				4,042,110
Media — 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	1,110,000	1,179,403	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	3,430,000	3,666,567	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.750%	2/15/28	1,070,000	1,201,551
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	40,000	46,177
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	680,000	891,783
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	1,080,000	1,320,278
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	529,000	619,419
Comcast Corp., Senior Notes	3.400%	4/1/30	350,000	405,042
Comcast Corp., Senior Notes	4.250%	10/15/30	1,050,000	1,293,957
Comcast Corp., Senior Notes	7.050%	3/15/33	880,000	1,352,458
Comcast Corp., Senior Notes	4.200%	8/15/34	100,000	125,592
Comcast Corp., Senior Notes	6.500%	11/15/35	1,020,000	1,580,116
Comcast Corp., Senior Notes	4.600%	10/15/38	630,000	831,286
Comcast Corp., Senior Notes	3.750%	4/1/40	540,000	654,162
Comcast Corp., Senior Notes	3.969%	11/1/47	200,000	251,223
Comcast Corp., Senior Notes	4.700%	10/15/48	340,000	475,848
Comcast Corp., Senior Notes	4.950%	10/15/58	590,000	897,629
Fox Corp., Senior Notes	4.030%	1/25/24	300,000	330,590

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Fox Corp., Senior Notes	5.476%	1/25/39	2,220,000	$3,048,078
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	249,598
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	610,000	838,284
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	1,030,000	1,529,853
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	190,000	271,053
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	3/15/23	800,000	935,677
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	7/15/33	910,000	1,409,538
Total Media				25,405,162
Wireless Telecommunication Services — 0.7%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	1,254,375	1,268,129	(a)
T-Mobile USA Inc., Senior Secured Notes	2.550%	2/15/31	1,420,000	1,492,874	(a)
T-Mobile USA Inc., Senior Secured Notes	2.250%	11/15/31	960,000	987,086	(a)
T-Mobile USA Inc., Senior Secured Notes	4.375%	4/15/40	370,000	451,907	(a)
T-Mobile USA Inc., Senior Secured Notes	3.000%	2/15/41	1,170,000	1,215,156	(a)
T-Mobile USA Inc., Senior Secured Notes	4.500%	4/15/50	560,000	691,746	(a)
T-Mobile USA Inc., Senior Secured Notes	3.300%	2/15/51	630,000	649,344	(a)
Vodafone Group PLC, Senior Notes	6.150%	2/27/37	370,000	534,649
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	440,000	613,912
Total Wireless Telecommunication Services				7,904,803
Total Communication Services				71,195,786
Consumer Discretionary — 6.8%
Auto Components — 0.0%††
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	320,000	329,904	(a)
Automobiles — 3.0%
Ford Motor Co., Senior Notes	9.215%	9/15/21	1,335,000	1,408,425
Ford Motor Credit Co. LLC, Senior Notes	3.200%	1/15/21	3,150,000	3,157,481
Ford Motor Credit Co. LLC, Senior Notes	3.336%	3/18/21	3,000,000	3,011,250
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	350,000	358,662
Ford Motor Credit Co. LLC, Senior Notes	3.813%	10/12/21	2,240,000	2,269,400
Ford Motor Credit Co. LLC, Senior Notes	3.350%	11/1/22	3,240,000	3,301,106
Ford Motor Credit Co. LLC, Senior Notes	4.125%	8/17/27	820,000	859,975
General Motors Co., Senior Notes	4.875%	10/2/23	300,000	333,117
General Motors Co., Senior Notes	5.400%	10/2/23	740,000	829,143
General Motors Co., Senior Notes	6.600%	4/1/36	460,000	623,429
General Motors Co., Senior Notes	6.750%	4/1/46	670,000	966,657

See Notes to Financial Statements.

14	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Automobiles — continued
General Motors Co., Senior Notes	5.950%	4/1/49	190,000	$257,559
General Motors Co., Senior Notes (3 mo. USD LIBOR + 0.900%)	1.130%	9/10/21	970,000	971,181	(b)
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	3,590,000	3,692,292
General Motors Financial Co. Inc., Senior Notes	3.700%	5/9/23	920,000	975,738
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 1.310%)	1.550%	6/30/22	470,000	473,283	(b)
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	4,730,000	4,948,871	(a)
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	260,000	278,626	(a)
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	540,000	597,129	(a)
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	2,250,000	2,537,442	(a)
Total Automobiles				31,850,766
Hotels, Restaurants & Leisure — 1.7%
Hilton Domestic Operating Co. Inc., Senior Notes	5.375%	5/1/25	320,000	340,320	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.750%	5/1/28	150,000	163,406	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	1,360,000	1,441,436
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	100,000	104,730
Las Vegas Sands Corp., Senior Notes	3.500%	8/18/26	100,000	107,089
Marriott International Inc., Senior Notes	3.600%	4/15/24	760,000	810,588
McDonald’s Corp., Senior Notes	3.700%	1/30/26	480,000	547,129
McDonald’s Corp., Senior Notes	3.500%	7/1/27	210,000	241,175
McDonald’s Corp., Senior Notes	2.125%	3/1/30	480,000	506,901
McDonald’s Corp., Senior Notes	4.450%	3/1/47	660,000	858,992
McDonald’s Corp., Senior Notes	4.450%	9/1/48	1,600,000	2,098,145
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	1,570,000	1,635,859	(a)
NCL Corp. Ltd., Senior Notes	3.625%	12/15/24	1,120,000	1,066,100	(a)
NCL Corp. Ltd., Senior Secured Notes	12.250%	5/15/24	1,940,000	2,330,425	(a)
Sands China Ltd., Senior Notes	5.125%	8/8/25	1,320,000	1,483,858
Sands China Ltd., Senior Notes	5.400%	8/8/28	210,000	246,534
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	2,500,000	2,635,937	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	420,000	429,670	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	1,460,000	1,584,049	(a)
Total Hotels, Restaurants & Leisure				18,632,343
Household Durables — 0.6%
DR Horton Inc., Senior Notes	2.500%	10/15/24	1,910,000	2,039,843

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — continued
Lennar Corp., Senior Notes	4.500%	4/30/24	200,000	$221,375
Lennar Corp., Senior Notes	5.000%	6/15/27	440,000	519,200
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	1,100,000	1,476,662
Newell Brands Inc., Senior Notes	4.350%	4/1/23	2,430,000	2,551,840
Total Household Durables				6,808,920
Internet & Direct Marketing Retail — 0.4%
Amazon.com Inc., Senior Notes	1.200%	6/3/27	2,050,000	2,093,805
Amazon.com Inc., Senior Notes	3.875%	8/22/37	720,000	899,301
Amazon.com Inc., Senior Notes	2.500%	6/3/50	870,000	904,556
Total Internet & Direct Marketing Retail				3,897,662
Specialty Retail — 1.1%
Home Depot Inc., Senior Notes	2.125%	9/15/26	600,000	647,497
Home Depot Inc., Senior Notes	2.950%	6/15/29	460,000	523,261
Home Depot Inc., Senior Notes	3.300%	4/15/40	360,000	425,215
Home Depot Inc., Senior Notes	3.350%	4/15/50	240,000	286,172
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	230,000	286,515
Lowe’s Cos. Inc., Senior Notes	1.700%	10/15/30	1,800,000	1,826,922
Lowe’s Cos. Inc., Senior Notes	4.250%	9/15/44	6,000	7,205
Lowe’s Cos. Inc., Senior Notes	3.000%	10/15/50	1,270,000	1,363,799
Macy’s Retail Holdings LLC, Senior Notes	3.450%	1/15/21	3,290,000	3,281,775
Target Corp., Senior Notes	3.375%	4/15/29	1,280,000	1,501,577
TJX Cos. Inc., Senior Notes	2.250%	9/15/26	1,050,000	1,133,540
Total Specialty Retail				11,283,478
Total Consumer Discretionary				72,803,073
Consumer Staples — 4.4%
Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	340,000	384,584
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	1,750,000	1,993,446
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	2,480,000	3,143,442
Coca-Cola Co., Senior Notes	1.375%	3/15/31	1,490,000	1,490,719
Coca-Cola Co., Senior Notes	4.125%	3/25/40	710,000	919,262
Coca-Cola Co., Senior Notes	2.500%	6/1/40	360,000	384,047
Coca-Cola Co., Senior Notes	2.600%	6/1/50	120,000	126,889
Coca-Cola Co., Senior Notes	2.500%	3/15/51	1,000,000	1,033,802
Constellation Brands Inc., Senior Notes	3.700%	12/6/26	160,000	183,251
Constellation Brands Inc., Senior Notes	3.500%	5/9/27	60,000	67,783

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Molson Coors Beverage Co., Senior Notes	3.000%	7/15/26	290,000	$316,383
Molson Coors Beverage Co., Senior Notes	4.200%	7/15/46	300,000	344,794
PepsiCo Inc., Senior Notes	2.625%	7/29/29	680,000	751,231
Total Beverages				11,139,633
Food & Staples Retailing — 0.4%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	630,000	649,865
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	750,000	769,493
Costco Wholesale Corp., Senior Notes	1.750%	4/20/32	230,000	239,405
Walmart Inc., Senior Notes	3.700%	6/26/28	1,080,000	1,272,901
Walmart Inc., Senior Notes	4.050%	6/29/48	830,000	1,128,380
Total Food & Staples Retailing				4,060,044
Food Products — 0.3%
Hershey Co., Senior Notes	1.700%	6/1/30	1,110,000	1,143,468
Mars Inc., Senior Notes	3.200%	4/1/30	160,000	184,120	(a)
Mars Inc., Senior Notes	2.375%	7/16/40	1,800,000	1,847,745	(a)
Mondelez International Inc., Senior Notes	2.625%	9/4/50	480,000	488,720
Total Food Products				3,664,053
Household Products — 0.4%
Clorox Co., Senior Notes	1.800%	5/15/30	1,470,000	1,520,221
Estee Lauder Cos. Inc., Senior Notes	3.125%	12/1/49	40,000	46,529
Kimberly-Clark Corp., Senior Notes	3.100%	3/26/30	610,000	703,022
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	420,000	484,721
Procter & Gamble Co., Senior Notes	1.200%	10/29/30	1,510,000	1,513,418
Total Household Products				4,267,911
Tobacco — 2.2%
Altria Group Inc., Senior Notes	2.850%	8/9/22	4,850,000	5,038,215
Altria Group Inc., Senior Notes	4.400%	2/14/26	1,940,000	2,253,493
Altria Group Inc., Senior Notes	4.800%	2/14/29	4,170,000	4,999,409
Altria Group Inc., Senior Notes	4.250%	8/9/42	60,000	67,249
Altria Group Inc., Senior Notes	3.875%	9/16/46	200,000	211,602
Altria Group Inc., Senior Notes	5.950%	2/14/49	330,000	463,043
BAT Capital Corp., Senior Notes	2.259%	3/25/28	3,100,000	3,222,140
BAT International Finance PLC, Senior Notes	1.668%	3/25/26	500,000	512,187
Philip Morris International Inc., Senior Notes	2.875%	5/1/24	1,960,000	2,107,498
Philip Morris International Inc., Senior Notes	1.750%	11/1/30	2,560,000	2,595,221
Reynolds American Inc., Senior Notes	8.125%	5/1/40	760,000	1,123,499
Reynolds American Inc., Senior Notes	5.850%	8/15/45	600,000	768,888
Total Tobacco				23,362,444
Total Consumer Staples				46,494,085

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	17

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 11.5%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.500%	8/1/23	22,000	$23,518
Halliburton Co., Senior Notes	2.920%	3/1/30	100,000	105,560
Halliburton Co., Senior Notes	5.000%	11/15/45	670,000	797,670
Total Energy Equipment & Services				926,748
Oil, Gas & Consumable Fuels — 11.4%
Apache Corp., Senior Notes	3.250%	4/15/22	3,056,000	3,086,560
Apache Corp., Senior Notes	5.350%	7/1/49	1,230,000	1,265,092
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	470,000	504,514
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	820,000	920,617
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	1,120,000	1,240,899
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	4,650,000	4,783,512
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	290,000	318,016	(a)
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	470,000	531,374	(a)
Chevron USA Inc., Senior Notes	2.343%	8/12/50	340,000	337,456
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	1,250,000	1,364,757
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	2,380,000	2,625,242
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	1,550,000	1,759,593
Concho Resources Inc., Senior Notes	3.750%	10/1/27	750,000	857,684
Continental Resources Inc., Senior Notes	5.000%	9/15/22	515,000	516,288
Continental Resources Inc., Senior Notes	4.500%	4/15/23	2,190,000	2,262,117
DCP Midstream LP, Junior Subordinated Notes (7.375% to 12/15/22 then 3 mo. USD LIBOR + 5.148%)	7.375%	12/15/22	410,000	342,350	(b)(c)
DCP Midstream Operating LP, Senior Notes	4.750%	9/30/21	1,320,000	1,343,100	(a)
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	380,000	412,032	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	3,380,000	3,975,134
Devon Energy Corp., Senior Notes	7.950%	4/15/32	160,000	224,545
Devon Energy Corp., Senior Notes	5.600%	7/15/41	670,000	820,446
Devon Energy Corp., Senior Notes	4.750%	5/15/42	1,230,000	1,392,309
Devon Energy Corp., Senior Notes	5.000%	6/15/45	920,000	1,085,244
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	3,110,000	3,237,820
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	2,290,000	2,448,217
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	330,000	353,073
Dominion Energy Inc., Senior Notes	3.375%	4/1/30	930,000	1,060,607
Ecopetrol SA, Senior Notes	5.375%	6/26/26	40,000	46,121
Ecopetrol SA, Senior Notes	5.875%	5/28/45	499,000	604,913

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer Operating LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	1,870,000	$1,713,387	(b)(c)
Energy Transfer Operating LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	1,370,000	1,304,925	(b)(c)
Energy Transfer Operating LP, Senior Notes	4.200%	9/15/23	1,780,000	1,920,445
Energy Transfer Operating LP, Senior Notes	5.500%	6/1/27	1,810,000	2,133,203
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	510,000	588,195
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	450,000	525,752
Energy Transfer Operating LP, Senior Notes	5.800%	6/15/38	120,000	138,165
Energy Transfer Operating LP, Senior Notes	6.125%	12/15/45	410,000	485,648
EnLink Midstream LLC, Senior Notes	5.625%	1/15/28	2,000,000	2,045,400	(a)
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	1,690,000	2,013,215
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	500,000	542,761
Enterprise Products Operating LLC, Senior Notes	6.875%	3/1/33	1,470,000	2,061,249
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	930,000	1,094,071
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	1,140,000	1,268,478
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	2,340,000	2,368,635	(b)
EOG Resources Inc., Senior Notes	4.150%	1/15/26	910,000	1,056,613
EOG Resources Inc., Senior Notes	4.375%	4/15/30	1,150,000	1,399,800
EOG Resources Inc., Senior Notes	4.950%	4/15/50	230,000	312,561
EQT Corp., Senior Notes	3.000%	10/1/22	2,980,000	3,007,937
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	390,000	454,274
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	1,600,000	1,996,628
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	560,000	691,845
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	690,000	790,120
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	1,000,000	1,094,908	(a)
Kinder Morgan Energy Partners LP, Senior Notes	5.625%	9/1/41	350,000	428,070
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	270,000	333,075

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	19

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Inc., Senior Notes	5.200%	3/1/48	150,000	$191,081
Magellan Midstream Partners LP, Senior Notes	3.950%	3/1/50	240,000	270,960
MEG Energy Corp., Senior Notes	7.125%	2/1/27	1,290,000	1,335,150	(a)
MPLX LP, Senior Notes	4.800%	2/15/29	240,000	290,250
MPLX LP, Senior Notes	4.500%	4/15/38	1,330,000	1,523,117
Noble Energy Inc., Senior Notes	3.850%	1/15/28	410,000	477,591
Noble Energy Inc., Senior Notes	6.000%	3/1/41	70,000	106,696
Noble Energy Inc., Senior Notes	5.250%	11/15/43	190,000	273,532
Noble Energy Inc., Senior Notes	5.050%	11/15/44	540,000	761,665
Northwest Pipeline LLC, Senior Notes	4.000%	4/1/27	2,010,000	2,302,936
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	372,000	372,344
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	730,000	683,919
Occidental Petroleum Corp., Senior Notes	7.125%	10/15/27	550,000	556,235
Occidental Petroleum Corp., Senior Notes	7.950%	6/15/39	220,000	240,763
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	490,000	428,324
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	100,000	81,933
Occidental Petroleum Corp., Senior Notes (3 mo. USD LIBOR + 1.450%)	1.671%	8/15/22	460,000	450,979	(b)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.625%	10/15/27	660,000	723,360	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	1,170,000	1,230,694	(a)
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	1,040,000	1,320,800
Plains All American Pipeline LP, Junior Subordinated Notes (6.125% to 11/15/22 then 3 mo. USD LIBOR + 4.110%)	6.125%	11/15/22	2,062,000	1,680,530	(b)(c)
Range Resources Corp., Senior Notes	5.750%	6/1/21	980,000	981,112
Range Resources Corp., Senior Notes	5.000%	8/15/22	450,000	446,625
Range Resources Corp., Senior Notes	5.000%	3/15/23	225,000	219,797
Range Resources Corp., Senior Notes	4.875%	5/15/25	700,000	662,526
Range Resources Corp., Senior Notes	9.250%	2/1/26	1,510,000	1,580,215
Shell International Finance BV, Senior Notes	2.875%	5/10/26	210,000	232,600
Shell International Finance BV, Senior Notes	3.875%	11/13/28	10,000	11,853
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,530,000	2,019,259
Shell International Finance BV, Senior Notes	3.250%	4/6/50	1,360,000	1,545,119
Sunoco Logistics Partners Operations LP, Senior Notes	3.900%	7/15/26	630,000	690,830
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	680,000	685,171
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	3/15/27	1,620,000	2,024,082

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	10/15/28	2,360,000	$3,080,266
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	2,420,000	2,592,903	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	855,000	1,121,912
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	2,070,000	2,675,390
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	360,000	404,217
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	1,670,000	1,949,013
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.950%	5/15/50	130,000	147,701
Western Midstream Operating LP, Senior Notes	5.375%	6/1/21	740,000	747,400
Western Midstream Operating LP, Senior Notes	4.000%	7/1/22	1,560,000	1,606,574
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	150,000	153,563
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	1,720,000	1,809,251
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	1,080,000	1,125,900
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	980,000	992,882
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	1,370,000	1,364,465
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	300,000	295,977
Western Midstream Operating LP, Senior Notes	6.250%	2/1/50	1,460,000	1,608,613
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.850%)	2.074%	1/13/23	1,240,000	1,215,884	(b)
WPX Energy Inc., Senior Notes	5.250%	10/15/27	110,000	116,744
WPX Energy Inc., Senior Notes	4.500%	1/15/30	500,000	530,750
Total Oil, Gas & Consumable Fuels				121,430,445
Total Energy				122,357,193

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	21

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 23.0%
Banks — 14.8%
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	330,000	$374,966	(a)(b)(c)
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.375% to 10/14/30 then 10 year Treasury Constant Maturity Rate + 7.760%)	8.375%	10/14/30	1,600,000	1,912,416	(a)(b)(c)
Bank of America Corp., Senior Notes	5.000%	1/21/44	150,000	210,876
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	1,340,000	1,369,768	(b)
Bank of America Corp., Senior Notes (1.898% to 7/23/30 then SOFR + 1.530%)	1.898%	7/23/31	750,000	758,416	(b)
Bank of America Corp., Senior Notes (1.922% to 10/24/30 then SOFR + 1.370%)	1.922%	10/24/31	4,630,000	4,695,393	(b)
Bank of America Corp., Senior Notes (2.496% to 2/13/30 then 3 mo. USD LIBOR + 0.990%)	2.496%	2/13/31	1,500,000	1,594,401	(b)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	800,000	858,119	(b)
Bank of America Corp., Senior Notes (2.676% to 6/19/40 then SOFR + 1.930%)	2.676%	6/19/41	420,000	438,930	(b)
Bank of America Corp., Senior Notes (2.831% to 10/24/50 then SOFR + 1.880%)	2.831%	10/24/51	630,000	658,471	(b)
Bank of America Corp., Senior Notes (2.884% to 10/22/29 then 3 mo. USD LIBOR + 1.190%)	2.884%	10/22/30	3,750,000	4,121,135	(b)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	300,000	353,599	(b)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	930,000	1,177,724	(b)
Bank of America Corp., Senior Notes (4.271% to 7/23/28 then 3 mo. USD LIBOR + 1.310%)	4.271%	7/23/29	1,620,000	1,930,278	(b)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	1,140,000	1,498,325	(b)
Bank of America Corp., Senior Notes (4.443% to 1/20/47 then 3 mo. USD LIBOR + 1.990%)	4.443%	1/20/48	90,000	119,427	(b)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	510,000	571,228
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	7,390,000	7,686,631	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	730,000	812,353

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Barclays PLC, Junior Subordinated Notes (6.125% to 6/15/26 then 5 year Treasury Constant Maturity Rate + 5.867%)	6.125%	12/15/25	4,980,000	$5,378,534	(b)(c)
Barclays PLC, Junior Subordinated Notes (7.875% to 3/15/22 then USD 5 year ICE Swap Rate + 6.772%)	7.875%	3/15/22	830,000	872,538	(b)(c)(d)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	1,190,000	1,327,455	(b)(c)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	4,040,000	4,849,734	(b)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	3,100,000	3,246,614	(a)(b)
BNP Paribas SA, Senior Notes (2.819% to 11/19/24 then 3 mo. USD LIBOR + 1.111%)	2.819%	11/19/25	4,320,000	4,606,484	(a)(b)
BNP Paribas SA, Senior Notes (3.052% to 1/13/30 then SOFR + 1.507%)	3.052%	1/13/31	1,440,000	1,573,239	(a)(b)
Citigroup Inc., Senior Notes	7.875%	5/15/25	260,000	334,627
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,897,000	3,395,002
Citigroup Inc., Senior Notes	4.650%	7/23/48	450,000	622,275
Citigroup Inc., Senior Notes (2.666% to 1/29/30 then SOFR + 1.146%)	2.666%	1/29/31	1,500,000	1,611,149	(b)
Citigroup Inc., Senior Notes (2.976% to 11/5/29 then SOFR + 1.422%)	2.976%	11/5/30	2,050,000	2,259,459	(b)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	1,170,000	1,376,913	(b)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	770,000	880,705
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	60,000	85,129
Commonwealth Bank of Australia, Subordinated Notes	3.743%	9/12/39	1,040,000	1,225,781	(a)
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	4,777,000	5,327,146
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	400,000	487,710	(a)(b)(c)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	4,180,000	4,365,060	(a)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	340,000	366,594	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	1,160,000	1,309,961	(a)
HSBC Holdings PLC, Junior Subordinated Notes (4.600% to 6/17/31 then 5 year Treasury Constant Maturity Rate + 3.649%)	4.600%	12/17/30	1,250,000	1,275,150	(b)(c)
HSBC Holdings PLC, Senior Notes	4.950%	3/31/30	290,000	363,822

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	23

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
HSBC Holdings PLC, Senior Notes (1.589% to 5/24/26 then SOFR + 1.290%)	1.589%	5/24/27	3,840,000	$3,906,975	(b)
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	630,000	655,351	(b)
HSBC Holdings PLC, Senior Notes (2.357% to 8/18/30 then SOFR + 1.947%)	2.357%	8/18/31	560,000	579,623	(b)
HSBC Holdings PLC, Senior Notes (2.633% to 11/7/24 then 3 mo. USD LIBOR + 1.140%)	2.633%	11/7/25	1,870,000	1,992,128	(b)
HSBC Holdings PLC, Senior Notes (2.848% to 6/4/30 then SOFR + 2.387%)	2.848%	6/4/31	800,000	859,696	(b)
HSBC Holdings PLC, Subordinated Notes	7.625%	5/17/32	410,000	599,236
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	6,510,000	6,562,047	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	5,340,000	5,531,904	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	1,130,000	1,183,986	(a)
Intesa Sanpaolo SpA, Senior Notes	4.700%	9/23/49	410,000	516,245	(a)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	1,220,000	1,312,969	(b)
JPMorgan Chase & Co., Senior Notes (2.739% to 10/15/29 then SOFR + 1.510%)	2.739%	10/15/30	4,210,000	4,581,264	(b)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	370,000	412,780	(b)
JPMorgan Chase & Co., Senior Notes (3.897% to 1/23/48 then 3 mo. USD LIBOR + 1.220%)	3.897%	1/23/49	100,000	126,294	(b)
JPMorgan Chase & Co., Senior Notes (3.964% to 11/15/47 then 3 mo. USD LIBOR + 1.380%)	3.964%	11/15/48	390,000	491,698	(b)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	330,000	394,935	(b)
JPMorgan Chase & Co., Senior Notes (4.260% to 2/22/47 then 3 mo. USD LIBOR + 1.580%)	4.260%	2/22/48	1,010,000	1,325,045	(b)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	750,000	1,064,233
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then SOFR + 2.515%)	2.956%	5/13/31	1,640,000	1,800,631	(b)
Lloyds Banking Group PLC, Junior Subordinated Notes (6.750% to 6/27/26 then 5 year Treasury Constant Maturity Rate + 4.815%)	6.750%	6/27/24	450,000	504,938	(b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	410,000	463,300	(b)(c)

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	1,120,000	$1,290,800	(b)(c)
Natwest Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	7,990,000	8,310,639	(b)(c)
Natwest Group PLC, Senior Notes (2.359% to 5/22/23 then 1 year Treasury Constant Maturity Rate + 2.150%)	2.359%	5/22/24	400,000	416,458	(b)
Natwest Group PLC, Senior Notes (3.073% to 5/22/27 then 1 year Treasury Constant Maturity Rate + 2.550%)	3.073%	5/22/28	1,830,000	1,989,122	(b)
Natwest Group PLC, Subordinated Notes (3.754% to 11/1/24 then 5 year Treasury Constant Maturity Rate + 2.100%)	3.754%	11/1/29	1,360,000	1,448,052	(b)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	3,645,000	4,126,741
NBK SPC Ltd., Senior Notes	2.750%	5/30/22	2,130,000	2,190,993	(a)
UniCredit SpA, Senior Notes	6.572%	1/14/22	8,090,000	8,526,663	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	3,420,000	4,136,524	(a)(b)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	80,000	88,709
Wells Fargo & Co., Senior Notes (2.406% to 10/30/24 then 3 mo. USD LIBOR + 0.825%)	2.406%	10/30/25	720,000	761,585	(b)
Wells Fargo & Co., Senior Notes (3.068% to 4/30/40 then SOFR + 2.530%)	3.068%	4/30/41	1,170,000	1,274,605	(b)
Wells Fargo & Co., Senior Notes (3.196% to 6/17/26 then 3 mo. USD LIBOR + 1.170%)	3.196%	6/17/27	1,510,000	1,675,365	(b)
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. USD LIBOR + 1.310%)	3.584%	5/22/28	640,000	725,916	(b)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then 3 mo. USD LIBOR + 3.770%)	4.478%	4/4/31	1,260,000	1,541,615	(b)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	2,230,000	3,174,904	(b)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	880,000	1,226,364
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	800,000	1,048,706
Westpac Banking Corp., Subordinated Notes (2.668% to 11/15/30 then 5 year Treasury Constant Maturity Rate + 1.750%)	2.668%	11/15/35	950,000	979,840	(b)
Total Banks				158,082,416

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	25

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 4.5%
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	1,710,000	$1,808,325	(b)(c)
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	540,000	614,944
CI Financial Corp., Senior Notes	3.200%	12/17/30	2,800,000	2,871,085
Credit Suisse Group AG, Junior Subordinated Notes (5.250% to 8/11/27 then 5 year Treasury Constant Maturity Rate + 4.889%)	5.250%	2/11/27	6,560,000	6,953,600	(a)(b)(c)
Credit Suisse Group AG, Junior Subordinated Notes (6.250% to 12/18/24 then USD 5 year ICE Swap Rate + 3.455%)	6.250%	12/18/24	590,000	647,120	(a)(b)(c)
Credit Suisse Group AG, Junior Subordinated Notes (7.125% to 7/29/22 then USD 5 year ICE Swap Rate + 5.108%)	7.125%	7/29/22	590,000	623,477	(b)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	560,000	611,800	(a)(b)(c)
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	2,920,000	3,054,770	(a)(b)
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	1,460,000	1,720,397	(a)(b)
Credit Suisse USA Inc., Senior Notes	7.125%	7/15/32	260,000	403,907
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	2/1/21	1,000,000	985,000	(b)(c)
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,740,000	1,954,724
Goldman Sachs Group Inc., Senior Notes	2.600%	2/7/30	1,750,000	1,884,630
Goldman Sachs Group Inc., Senior Notes	3.800%	3/15/30	1,180,000	1,389,529
Goldman Sachs Group Inc., Senior Notes (1.093% to 12/9/25 then SOFR + 0.789%)	1.093%	12/9/26	2,640,000	2,672,218	(b)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	1,760,000	2,038,377	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,130,000	1,296,741
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	290,000	405,398
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	1,540,000	2,027,443	(a)
KKR Group Finance Co. VII LLC, Senior Notes	3.625%	2/25/50	310,000	346,632	(a)
Morgan Stanley, Senior Notes (0.985% to 12/10/25 then SOFR + 0.720%)	0.985%	12/10/26	2,590,000	2,611,157	(b)

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Morgan Stanley, Senior Notes (1.794% to 2/13/31 then SOFR + 1.034%)	1.794%	2/13/32	530,000	$534,281	(b)
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	2,010,000	2,124,800	(b)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	770,000	839,355	(b)
Morgan Stanley, Senior Notes (5.597% to 3/24/50 then SOFR + 4.840%)	5.597%	3/24/51	810,000	1,306,345	(b)
Nasdaq Inc., Senior Notes	2.500%	12/21/40	890,000	880,574
Raymond James Financial Inc., Senior Notes	4.650%	4/1/30	190,000	233,416
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	340,000	467,462
UBS AG, Senior Notes	4.500%	6/26/48	530,000	748,771	(a)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	1,990,000	2,182,921	(a)(b)(c)
UBS Group AG, Senior Notes (1.364% to 1/30/26 then 1 year Treasury Constant Maturity Rate + 1.080%)	1.364%	1/30/27	2,280,000	2,307,219	(a)(b)
Total Capital Markets				48,546,418
Consumer Finance — 0.1%
American Express Co., Senior Notes	2.500%	7/30/24	700,000	747,515
Diversified Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	9/15/23	2,090,000	2,267,433
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.150%	2/15/24	2,140,000	2,244,907
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	690,000	901,471	(a)
Carlyle Finance Subsidiary LLC, Senior Notes	3.500%	9/19/29	410,000	451,257	(a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	620,000	802,388	(a)
Finance of America Funding LLC, Senior Notes	7.875%	11/15/25	1,570,000	1,558,225	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	2,569,900	2,300,060	(a)(e)
High Street Funding Trust I, Senior Notes	4.111%	2/15/28	1,340,000	1,545,259	(a)
ILFC E-Capital Trust I Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	3.230%	12/21/65	5,800,000	3,915,000	(a)(b)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	27

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate or 30 year Treasury Constant Maturity Rate) + 1.800%)	3.480%	12/21/65	660,000	$459,165	(a)(b)
Vanguard Group Inc.	3.250%	8/22/60	5,000,000	4,705,500	(f)(g)
Total Diversified Financial Services				21,150,665
Insurance — 1.6%
American International Group Inc., Senior Notes	4.750%	4/1/48	520,000	694,946
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	810,000	947,295	(a)
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	2,010,000	2,150,700	(a)(e)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	3.375%	4/15/50	480,000	525,858	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	830,000	1,144,229	(a)
MetLife Inc., Senior Notes	4.721%	12/15/44	110,000	151,423
New York Life Insurance Co., Subordinated Notes	3.750%	5/15/50	1,420,000	1,703,408	(a)
New York Life Insurance Co., Subordinated Notes	4.450%	5/15/69	350,000	471,943	(a)
Nippon Life Insurance Co., Subordinated Notes (3.400% to 1/23/30 then 5 year Treasury Constant Maturity Rate + 2.612%)	3.400%	1/23/50	320,000	348,017	(a)(b)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.850%	9/30/47	2,300,000	2,718,130	(a)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	540,000	629,493	(a)
Nuveen LLC, Senior Notes	4.000%	11/1/28	710,000	849,340	(a)
Reliance Standard Life Global Funding II, Secured Notes	2.500%	10/30/24	1,800,000	1,867,969	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	460,000	624,679	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.270%	5/15/47	800,000	1,003,737	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	3.300%	5/15/50	720,000	786,095	(a)
Total Insurance				16,617,262

See Notes to Financial Statements.

28	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.0%††
Blackstone Mortgage Trust Inc., Senior Notes	4.750%	3/15/23	230,000	$231,265
Total Financials				245,375,541
Health Care — 10.2%
Biotechnology — 2.6%
AbbVie Inc., Senior Notes	3.450%	3/15/22	540,000	557,045
AbbVie Inc., Senior Notes	2.300%	11/21/22	1,860,000	1,928,416
AbbVie Inc., Senior Notes	2.800%	3/15/23	270,000	282,480
AbbVie Inc., Senior Notes	2.600%	11/21/24	7,460,000	7,999,954
AbbVie Inc., Senior Notes	3.800%	3/15/25	320,000	357,187
AbbVie Inc., Senior Notes	2.950%	11/21/26	4,500,000	4,980,276
AbbVie Inc., Senior Notes	3.200%	11/21/29	3,270,000	3,670,258
AbbVie Inc., Senior Notes	4.550%	3/15/35	120,000	152,121
AbbVie Inc., Senior Notes	4.050%	11/21/39	3,980,000	4,829,724
AbbVie Inc., Senior Notes	4.250%	11/21/49	400,000	503,318
Amgen Inc., Senior Notes	4.400%	5/1/45	350,000	449,928
Amgen Inc., Senior Notes	4.663%	6/15/51	339,000	463,252
Gilead Sciences Inc., Senior Notes	4.000%	9/1/36	300,000	363,166
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	170,000	245,966
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	90,000	114,882
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	250,000	331,878
Total Biotechnology				27,229,851
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	710,000	977,762
Abbott Laboratories, Senior Notes	4.900%	11/30/46	600,000	890,980
Becton Dickinson and Co., Senior Notes	4.875%	5/15/44	91,000	112,728
Total Health Care Equipment & Supplies				1,981,470
Health Care Providers & Services — 4.7%
Aetna Inc., Senior Notes	2.750%	11/15/22	1,450,000	1,504,101
Aetna Inc., Senior Notes	2.800%	6/15/23	590,000	621,184
Anthem Inc., Senior Notes	4.101%	3/1/28	600,000	709,960
Anthem Inc., Senior Notes	4.375%	12/1/47	160,000	206,579
Bon Secours Mercy Health Inc., Secured Notes	3.464%	6/1/30	580,000	660,070
Centene Corp., Senior Notes	4.750%	1/15/25	2,030,000	2,085,784
Centene Corp., Senior Notes	4.250%	12/15/27	530,000	563,027
Centene Corp., Senior Notes	4.625%	12/15/29	1,890,000	2,100,744
Centene Corp., Senior Notes	3.375%	2/15/30	2,320,000	2,444,480
Centene Corp., Senior Notes	3.000%	10/15/30	890,000	944,423
Cigna Corp., Senior Notes	4.125%	11/15/25	1,150,000	1,325,399
Cigna Corp., Senior Notes	4.375%	10/15/28	2,050,000	2,479,434

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	29

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Cigna Corp., Senior Notes	2.400%	3/15/30	2,600,000	$2,774,413
Cigna Corp., Senior Notes	4.800%	8/15/38	2,050,000	2,675,805
Cigna Corp., Senior Notes	3.200%	3/15/40	2,330,000	2,562,255
CommonSpirit Health, Secured Notes	4.350%	11/1/42	100,000	117,506
CommonSpirit Health, Senior Secured Notes	2.782%	10/1/30	620,000	657,488
CommonSpirit Health, Senior Secured Notes	3.910%	10/1/50	620,000	693,679
CVS Health Corp., Senior Notes	2.625%	8/15/24	1,330,000	1,425,915
CVS Health Corp., Senior Notes	3.000%	8/15/26	220,000	243,740
CVS Health Corp., Senior Notes	4.300%	3/25/28	2,103,000	2,504,025
CVS Health Corp., Senior Notes	4.780%	3/25/38	1,830,000	2,321,397
CVS Health Corp., Senior Notes	2.700%	8/21/40	4,180,000	4,241,335
CVS Health Corp., Senior Notes	5.125%	7/20/45	680,000	916,927
DH Europe Finance II Sarl, Senior Notes	3.250%	11/15/39	240,000	273,734
DH Europe Finance II Sarl, Senior Notes	3.400%	11/15/49	30,000	35,688
HCA Inc., Senior Secured Notes	4.125%	6/15/29	490,000	569,043
HCA Inc., Senior Secured Notes	5.125%	6/15/39	500,000	640,996
HCA Inc., Senior Secured Notes	5.500%	6/15/47	280,000	374,578
Humana Inc., Senior Notes	2.900%	12/15/22	430,000	449,692
Humana Inc., Senior Notes	3.850%	10/1/24	470,000	520,681
Humana Inc., Senior Notes	3.950%	3/15/27	430,000	495,273
Humana Inc., Senior Notes	4.950%	10/1/44	890,000	1,202,245
Humana Inc., Senior Notes	4.800%	3/15/47	40,000	53,607
Kaiser Foundation Hospitals, Senior Notes	4.150%	5/1/47	250,000	327,007
Kaiser Foundation Hospitals, Senior Notes	3.266%	11/1/49	350,000	402,847
Magellan Health Inc., Senior Notes	4.900%	9/22/24	3,364,000	3,552,872
UnitedHealth Group Inc., Senior Notes	3.700%	12/15/25	550,000	632,223
UnitedHealth Group Inc., Senior Notes	3.850%	6/15/28	1,160,000	1,380,120
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	800,000	849,277
UnitedHealth Group Inc., Senior Notes	3.500%	8/15/39	640,000	762,414
UnitedHealth Group Inc., Senior Notes	2.750%	5/15/40	790,000	858,287
Total Health Care Providers & Services				50,160,254
Pharmaceuticals — 2.7%
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	490,000	559,329
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	2,770,000	3,227,096
Bristol-Myers Squibb Co., Senior Notes	2.350%	11/13/40	1,000,000	1,027,475
Bristol-Myers Squibb Co., Senior Notes	2.550%	11/13/50	730,000	747,608
Elanco Animal Health Inc., Senior Notes	4.912%	8/27/21	950,000	973,156
Johnson & Johnson, Senior Notes	2.100%	9/1/40	1,470,000	1,485,892
Johnson & Johnson, Senior Notes	2.450%	9/1/60	1,600,000	1,670,669

See Notes to Financial Statements.

30	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	630,000	$639,319
Merck & Co. Inc., Senior Notes	2.350%	6/24/40	810,000	840,091
Merck & Co. Inc., Senior Notes	2.450%	6/24/50	700,000	726,270
Novartis Capital Corp., Senior Notes	2.000%	2/14/27	360,000	384,534
Pfizer Inc., Senior Notes	2.550%	5/28/40	400,000	428,202
Pfizer Inc., Senior Notes	4.400%	5/15/44	210,000	281,373
Pfizer Inc., Senior Notes	2.700%	5/28/50	400,000	430,599
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	470,000	477,198
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	613,000	612,617
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	1,200,000	1,217,730
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	10,035,000	10,028,728
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	2,530,000	2,509,608
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	750,000	830,460
Total Pharmaceuticals				29,097,954
Total Health Care				108,469,529
Industrials — 11.3%
Aerospace & Defense — 3.5%
Avolon Holdings Funding Ltd., Senior Notes	3.625%	5/1/22	411,000	420,025	(a)
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	1,015,000	1,087,183	(a)
Avolon Holdings Funding Ltd., Senior Notes	3.950%	7/1/24	810,000	856,175	(a)
Avolon Holdings Funding Ltd., Senior Notes	2.875%	2/15/25	3,260,000	3,330,419	(a)
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	2,350,000	2,534,184	(a)
Boeing Co., Senior Notes	3.100%	5/1/26	5,590,000	5,990,041
Boeing Co., Senior Notes	3.250%	2/1/28	2,320,000	2,492,101
Boeing Co., Senior Notes	5.150%	5/1/30	1,330,000	1,612,035
Boeing Co., Senior Notes	3.300%	3/1/35	680,000	681,140
Boeing Co., Senior Notes	3.750%	2/1/50	1,300,000	1,369,497
Boeing Co., Senior Notes	3.950%	8/1/59	2,270,000	2,434,406
General Dynamics Corp., Senior Notes	3.500%	4/1/27	350,000	402,973
General Dynamics Corp., Senior Notes	3.625%	4/1/30	1,130,000	1,342,042
General Dynamics Corp., Senior Notes	4.250%	4/1/40	1,530,000	1,995,719
Huntington Ingalls Industries Inc., Senior Notes	3.483%	12/1/27	570,000	639,907
L3Harris Technologies Inc., Senior Notes	4.400%	6/15/28	960,000	1,152,931
L3Harris Technologies Inc., Senior Notes	2.900%	12/15/29	2,840,000	3,143,961

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	31

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Lockheed Martin Corp., Senior Notes	1.850%	6/15/30	1,000,000	$1,050,476
Northrop Grumman Corp., Senior Notes	5.150%	5/1/40	1,090,000	1,511,570
Northrop Grumman Corp., Senior Notes	4.030%	10/15/47	1,090,000	1,370,020
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	1,080,000	1,611,060
United Technologies Corp., Senior Notes	4.050%	5/4/47	20,000	24,957
United Technologies Corp., Senior Notes	4.625%	11/16/48	400,000	543,978
Total Aerospace & Defense				37,596,800
Airlines — 2.7%
Air Canada, Senior Notes	7.750%	4/15/21	1,610,000	1,620,062	(a)
Continental Airlines Pass-Through Trust	9.798%	4/1/21	14,862	14,718
Continental Airlines Pass-Through Trust	5.983%	4/19/22	648,470	656,573
Delta Air Lines Inc., Senior Notes	3.400%	4/19/21	3,920,000	3,945,914
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	4,020,000	3,969,097
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	1,740,000	1,989,277
Delta Air Lines Inc., Senior Notes	3.750%	10/28/29	730,000	708,341
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	2,280,000	2,634,375	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	1,240,000	1,326,017	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	870,000	950,673	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	1,820,000	1,959,912	(a)
Southwest Airlines Co., Senior Notes	4.750%	5/4/23	3,030,000	3,294,360
Southwest Airlines Co., Senior Notes	5.250%	5/4/25	1,540,000	1,784,948
Southwest Airlines Co., Senior Notes	5.125%	6/15/27	1,090,000	1,298,101
United Airlines Holdings Inc., Senior Notes	4.250%	10/1/22	1,390,000	1,398,688
United Airlines Pass-Through Trust	5.375%	8/15/21	331,998	334,724
United Airlines Pass-Through Trust	4.625%	9/3/22	278,354	280,418
Total Airlines				28,166,198
Building Products — 0.5%
Carrier Global Corp., Senior Notes	3.377%	4/5/40	790,000	868,487
Carrier Global Corp., Senior Notes	3.577%	4/5/50	1,000,000	1,122,140
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, Senior Notes	1.750%	9/15/30	2,000,000	2,043,238
Lennox International Inc., Senior Notes	1.350%	8/1/25	770,000	788,232
Lennox International Inc., Senior Notes	1.700%	8/1/27	770,000	784,310
Total Building Products				5,606,407
Commercial Services & Supplies — 0.6%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	590,000	672,941

See Notes to Financial Statements.

32	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	240,000	$276,750
Republic Services Inc., Senior Notes	2.500%	8/15/24	650,000	694,474
Republic Services Inc., Senior Notes	3.375%	11/15/27	2,490,000	2,825,442
Waste Management Inc., Senior Notes	3.150%	11/15/27	1,380,000	1,559,460
Total Commercial Services & Supplies				6,029,067
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,500,000	2,147,401
Industrial Conglomerates — 1.4%
General Electric Co., Senior Notes	6.750%	3/15/32	65,000	91,250
General Electric Co., Senior Notes	6.150%	8/7/37	1,160,000	1,602,777
General Electric Co., Senior Notes	5.875%	1/14/38	510,000	692,440
General Electric Co., Senior Notes	6.875%	1/10/39	8,736,000	12,882,825
Total Industrial Conglomerates				15,269,292
Machinery — 0.1%
Otis Worldwide Corp., Senior Notes	2.565%	2/15/30	1,040,000	1,118,561
Otis Worldwide Corp., Senior Notes	3.112%	2/15/40	180,000	196,029
Total Machinery				1,314,590
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	650,000	864,270
Norfolk Southern Railway Co., Senior Notes	7.875%	5/15/43	348,000	596,627
Union Pacific Corp., Senior Notes	2.973%	9/16/62	690,000	725,080	(a)
Union Pacific Corp., Senior Notes	4.375%	11/15/65	250,000	329,384
Union Pacific Corp., Senior Notes	3.750%	2/5/70	500,000	607,777
Total Road & Rail				3,123,138
Trading Companies & Distributors — 1.9%
Air Lease Corp., Senior Notes	3.875%	4/1/21	2,500,000	2,512,635
Air Lease Corp., Senior Notes	3.500%	1/15/22	1,700,000	1,749,753
Air Lease Corp., Senior Notes	3.375%	7/1/25	2,140,000	2,303,717
Air Lease Corp., Senior Notes (3 mo. USD LIBOR + 0.670%)	0.902%	6/3/21	1,286,000	1,285,368	(b)
Aircastle Ltd., Senior Notes	5.250%	8/11/25	3,950,000	4,354,740	(a)
Aviation Capital Group LLC, Senior Notes	6.750%	4/6/21	2,100,000	2,129,163	(a)
Aviation Capital Group LLC, Senior Notes	5.500%	12/15/24	1,170,000	1,296,405	(a)
BOC Aviation Ltd., Senior Notes	2.625%	9/17/30	4,070,000	4,121,038	(a)
Total Trading Companies & Distributors				19,752,819

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	33

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Transportation Infrastructure — 0.1%
SMBC Aviation Capital Finance DAC, Senior Notes	4.125%	7/15/23	1,290,000	$1,378,540	(a)
Total Industrials				120,384,252
Information Technology — 4.7%
Communications Equipment — 0.2%
L3Harris Technologies Inc., Senior Notes	7.000%	1/15/26	990,000	1,254,670
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	500,000	654,928
Total Communications Equipment				1,909,598
IT Services — 0.8%
Mastercard Inc., Senior Notes	3.300%	3/26/27	1,410,000	1,609,987
Mastercard Inc., Senior Notes	3.350%	3/26/30	610,000	710,112
Mastercard Inc., Senior Notes	3.850%	3/26/50	820,000	1,061,382
PayPal Holdings Inc., Senior Notes	2.400%	10/1/24	1,020,000	1,091,155
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	1,170,000	1,254,938
PayPal Holdings Inc., Senior Notes	3.250%	6/1/50	370,000	428,489
S&P Global Inc., Senior Notes	2.500%	12/1/29	100,000	109,240
S&P Global Inc., Senior Notes	1.250%	8/15/30	460,000	453,893
S&P Global Inc., Senior Notes	3.250%	12/1/49	210,000	245,818
S&P Global Inc., Senior Notes	2.300%	8/15/60	680,000	648,834
Visa Inc., Senior Notes	2.050%	4/15/30	650,000	696,338
Visa Inc., Senior Notes	2.700%	4/15/40	500,000	547,037
Total IT Services				8,857,223
Semiconductors & Semiconductor Equipment — 2.5%
Broadcom Inc., Senior Notes	5.000%	4/15/30	5,320,000	6,474,305
Broadcom Inc., Senior Notes	4.150%	11/15/30	820,000	951,281
Broadcom Inc., Senior Notes	4.300%	11/15/32	2,180,000	2,590,430
Intel Corp., Senior Notes	4.750%	3/25/50	250,000	349,510
Intel Corp., Senior Notes	4.950%	3/25/60	1,060,000	1,580,920
Lam Research corp., Senior Notes	1.900%	6/15/30	970,000	1,009,279
Lam Research Corp., Senior Notes	2.875%	6/15/50	410,000	443,111
Microchip Technology Inc., Senior Secured Notes	0.972%	2/15/24	2,720,000	2,728,744	(a)
NVIDIA Corp., Senior Notes	3.500%	4/1/40	360,000	433,255
NVIDIA Corp., Senior Notes	3.500%	4/1/50	370,000	450,567
NVIDIA Corp., Senior Notes	3.700%	4/1/60	150,000	193,612
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	3.400%	5/1/30	580,000	659,029	(a)
Texas Instruments Inc., Senior Notes	2.900%	11/3/27	1,310,000	1,466,477
Texas Instruments Inc., Senior Notes	2.250%	9/4/29	1,920,000	2,070,475

See Notes to Financial Statements.

34	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — continued
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	1,430,000	$1,789,064
TSMC Global Ltd., Senior Notes	0.750%	9/28/25	960,000	956,798	(a)
TSMC Global Ltd., Senior Notes	1.000%	9/28/27	1,260,000	1,249,366	(a)
TSMC Global Ltd., Senior Notes	1.375%	9/28/30	1,610,000	1,582,578	(a)
Total Semiconductors & Semiconductor Equipment				26,978,801
Software — 1.0%
Adobe Inc., Senior Notes	2.150%	2/1/27	4,060,000	4,360,287
Microsoft Corp., Senior Notes	3.300%	2/6/27	130,000	148,417
Microsoft Corp., Senior Notes	3.450%	8/8/36	1,820,000	2,247,022
Microsoft Corp., Senior Notes	4.100%	2/6/37	1,758,000	2,312,871
Microsoft Corp., Senior Notes	2.525%	6/1/50	1,042,000	1,101,113
Total Software				10,169,710
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc., Senior Notes	2.650%	5/11/50	2,450,000	2,605,607
Total Information Technology				50,520,939
Materials — 2.5%
Metals & Mining — 2.4%
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	1,890,000	2,124,492
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	380,000	551,305
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	560,000	808,295
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	580,000	598,676	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	430,000	448,275	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	3,790,000	4,116,887	(a)
Fresnillo PLC, Senior Notes	4.250%	10/2/50	1,790,000	1,968,553	(a)
Glencore Finance Canada Ltd., Senior Notes	4.950%	11/15/21	2,500,000	2,600,591	(a)
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	2,500,000	2,663,863	(a)
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	1,100,000	1,143,031	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	2,480,000	2,731,786	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	1,330,000	1,486,475	(a)
Glencore Funding LLC, Senior Notes	1.625%	9/1/25	1,100,000	1,132,910	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	350,000	395,234	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	604,097
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	2,300,000	2,518,386
Total Metals & Mining				25,892,856
Paper & Forest Products — 0.1%
Suzano Austria GmbH, Senior Notes	7.000%	3/16/47	310,000	414,008	(a)
Total Materials				26,306,864

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	35

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Real Estate — 1.2%
Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Trust 1, Senior Secured Notes	3.652%	3/23/28	610,000		$673,846	(a)
Diversified Healthcare Trust, Senior Notes	4.750%	5/1/24	850,000		875,151
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	780,000		831,109
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	3.692%	6/5/28	2,100,000	GBP	3,117,250
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	740,000		792,148
Prologis LP, Senior Notes	1.250%	10/15/30	1,540,000		1,527,055
Simon Property Group LP, Senior Notes	3.500%	9/1/25	2,080,000		2,311,294
WEA Finance LLC, Senior Notes	4.125%	9/20/28	110,000		120,668	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	1,220,000		1,323,242	(a)
Total Equity Real Estate Investment Trusts (REITs)					11,571,763
Real Estate Management & Development — 0.1%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	800,000		1,045,691
Total Real Estate					12,617,454
Utilities — 3.4%
Electric Utilities — 3.2%
Abu Dhabi National Energy Co. PJSC, Senior Notes	4.375%	4/23/25	750,000		849,725	(a)
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	1,240,000		1,647,516
Cleveland Electric Illuminating Co., Senior Notes	3.500%	4/1/28	1,750,000		1,863,597	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	390,000		433,350	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000		1,292,236
Consumers Energy Co.	2.500%	5/1/60	750,000		756,472
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000		1,869,021
Duke Energy Indiana LLC, Senior Notes	3.250%	10/1/49	560,000		635,440
Duke Energy Ohio Inc.	2.125%	6/1/30	800,000		838,907
Edison International, Senior Notes	4.950%	4/15/25	1,120,000		1,276,826
EDP Finance BV, Senior Notes	1.710%	1/24/28	2,040,000		2,041,907	(a)
Exelon Corp., Senior Notes	4.050%	4/15/30	700,000		829,578
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	1,340,000		1,478,734
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	1,550,000		2,212,940
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	360,000		448,734
Florida Power & Light Co.	3.150%	10/1/49	280,000		323,338

See Notes to Financial Statements.

36	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Jersey Central Power & Light Co., Senior Notes	4.300%	1/15/26	370,000	$414,289	(a)
MidAmerican Energy Co.	3.150%	4/15/50	700,000	806,310
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	520,000	618,062
NRG Energy Inc., Senior Secured Notes	2.450%	12/2/27	2,060,000	2,170,169	(a)
Oncor Electric Delivery Co. LLC, Senior Secured Notes	3.100%	9/15/49	590,000	674,120
Pacific Gas and Electric Co., First Mortgage Bonds	1.750%	6/16/22	2,710,000	2,717,890
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	780,000	794,931
Pacific Gas and Electric Co., Secured Bonds	4.250%	8/1/23	1,010,000	1,085,300
Pacific Gas and Electric Co., Secured Bonds	2.500%	2/1/31	520,000	522,351
Pacific Gas and Electric Co., Secured Bonds	3.300%	8/1/40	70,000	70,115
Pacific Gas and Electric Co., Secured Bonds	3.500%	8/1/50	180,000	179,560
Pennsylvania Electric Co., Senior Notes	4.150%	4/15/25	510,000	559,300	(a)
Southern California Edison Co.	2.250%	6/1/30	1,950,000	2,033,619
Southern California Edison Co.	3.650%	2/1/50	760,000	865,606
Southern California Edison Co., First Mortgage Bonds	4.000%	4/1/47	50,000	58,829
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	800,000	956,681
TransAlta Corp., Senior Notes	6.500%	3/15/40	470,000	518,457
Total Electric Utilities				33,843,910
Multi-Utilities — 0.2%
San Diego Gas & Electric Co., Senior Secured Bonds	3.750%	6/1/47	700,000	822,313
San Diego Gas & Electric Co., Senior Secured Notes	1.700%	10/1/30	1,600,000	1,620,414
Total Multi-Utilities				2,442,727
Total Utilities				36,286,637
Total Corporate Bonds & Notes (Cost — $830,470,218)				912,811,353
U.S. Government & Agency Obligations — 3.9%
U.S. Government Obligations — 3.9%
U.S. Treasury Bonds	1.125%	8/15/40	220,000	208,347
U.S. Treasury Bonds	1.250%	5/15/50	650,000	589,824
U.S. Treasury Bonds	1.375%	8/15/50	23,460,000	21,977,255
U.S. Treasury Bonds	1.625%	11/15/50	2,640,000	2,630,512
U.S. Treasury Notes	0.250%	10/31/25	2,150,000	2,140,930

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	37

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	0.625%	11/30/27	2,110,000	$2,110,000
U.S. Treasury Notes	0.875%	11/15/30	12,190,000	12,150,954
Total U.S. Government & Agency Obligations (Cost — $42,186,604)				41,807,822
Sovereign Bonds — 2.4%
Argentina — 0.5%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	313,244	136,499
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/30	2,415,797	983,229
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/35	3,894,802	1,429,392
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	4,210,000	1,762,938	*(a)(h)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	790,000	533,258	(a)
Total Argentina				4,845,316
Bermuda — 0.3%
Bermuda Government International Bond, Senior Notes	2.375%	8/20/30	2,670,000	2,806,837	(a)
Colombia — 0.1%
Colombia Government International Bond, Senior Notes	3.125%	4/15/31	530,000	563,390
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	620,000	805,070
Total Colombia				1,368,460
Ghana — 0.1%
Ghana Government International Bond, Senior Notes	7.625%	5/16/29	530,000	564,987	(d)
Ghana Government International Bond, Senior Notes	8.950%	3/26/51	570,000	596,249	(a)
Total Ghana				1,161,236
Indonesia — 0.0%††
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	200,000	224,538
Israel — 0.1%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	800,000	883,516
Mexico — 0.1%
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	1,200,000	1,373,154

See Notes to Financial Statements.

38	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Panama — 0.2%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	2,210,000		$2,284,588
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	780,000		857,813
Qatar — 0.4%
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	1,020,000		1,394,534	(a)
Qatar Government International Bond, Senior Notes	4.400%	4/16/50	1,900,000		2,481,210	(a)
Total Qatar					3,875,744
Russia — 0.1%
Russian Federal Bond — OFZ	6.900%	5/23/29	97,940,000	RUB	1,424,142
United Arab Emirates — 0.4%
Abu Dhabi Government International Bond, Senior Notes	3.125%	4/16/30	990,000		1,119,937	(a)
Abu Dhabi Government International Bond, Senior Notes	1.700%	3/2/31	1,290,000		1,292,263	(a)
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	910,000		1,146,260	(a)
Abu Dhabi Government International Bond, Senior Notes	3.125%	9/30/49	1,090,000		1,170,524	(a)
Total United Arab Emirates					4,728,984
Total Sovereign Bonds (Cost — $27,368,753)					25,834,328
Convertible Bonds & Notes — 1.9%
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
PDC Energy Inc., Senior Notes	1.125%	9/15/21	4,530,000		4,446,556
Financials — 1.0%
Mortgage Real Estate Investment Trusts (REITs) — 1.0%
Apollo Commercial Real Estate Finance Inc., Senior Notes	4.750%	8/23/22	5,040,000		4,826,266
Blackstone Mortgage Trust Inc., Senior Notes	4.375%	5/5/22	5,170,000		5,186,027
Total Financials					10,012,293

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	39

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.5%
Pharmaceuticals — 0.5%
Dermira Inc., Senior Notes	3.000%	5/15/22	4,508,000	$4,569,985
Teva Pharmaceutical Finance Co. LLC, Senior Notes	0.250%	2/1/26	740,000	743,700
Total Health Care				5,313,685
Total Convertible Bonds & Notes (Cost — $19,606,921)				19,772,534
Senior Loans — 1.7%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Four Seasons Hotels Ltd., Restated Term Loan	—	11/30/23	2,164,364	2,151,683	(i)
Financials — 0.2%
Insurance — 0.2%
Asurion LLC, Replacement Term Loan B6	—	11/3/23	2,280,832	2,274,061	(i)
Industrials — 1.0%
Aerospace & Defense — 0.5%
Boeing Co., Term Loan (3 mo. USD LIBOR + 1.250%)	1.250-1.470%	2/7/22	4,960,000	4,908,852	(b)(j)(k)
Airlines — 0.5%
Air Canada, New Term Loan B (1 mo. USD LIBOR + 1.750%)	1.902%	10/6/23	3,488,014	3,423,486	(b)(j)(k)
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.750%)	5.750%	4/29/23	706,450	719,144	(b)(j)(k)
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/20/27	1,200,000	1,246,650	(b)(j)(k)
Total Airlines				5,389,280
Total Industrials				10,298,132
Materials — 0.1%
Paper & Forest Products — 0.1%
Asplundh Tree Expert LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.647%	9/4/27	1,336,650	1,342,379	(b)(j)(k)
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.2%
Corecivic Inc., Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 4.500%)	5.500%	12/18/24	1,879,889	1,865,790	(b)(i)(j)(k)
Total Senior Loans (Cost — $17,562,224)				17,932,045

See Notes to Financial Statements.

40	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Municipal Bonds — 0.5%
Alabama — 0.1%
Alabama State Economic Settlement Authority, BP Settlement Revenue, Series B	3.163%	9/15/25	560,000	$592,973
California — 0.2%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	991,470
Regents of the University of California Medical Center Pooled Revenue, Series N	3.006%	5/15/50	1,590,000	1,690,742
Total California				2,682,212
Florida — 0.0%††
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	290,000	325,635
New York — 0.1%
Port Authority of New York & New Jersey Revenue, Taxable Consolidated	4.960%	8/1/46	770,000	1,053,907
Ohio — 0.1%
American Municipal Power-Ohio Inc., Revenue, OH, Build America Bonds	7.499%	2/15/50	480,000	797,741
Total Municipal Bonds (Cost — $4,452,949)				5,452,468
Asset-Backed Securities — 0.4%
Ballyrock CLO Ltd., 2019-2A A1B (3 mo. USD LIBOR + 1.750%)	1.974%	11/20/30	1,860,000	1,860,310	(a)(b)
Navient Private Education Refi Loan Trust, 2020-DA A	1.690%	5/15/69	684,595	698,198	(a)
SoFi Professional Loan Program Trust, 2020-A A2FX	2.540%	5/15/46	1,650,000	1,706,408	(a)
Total Asset-Backed Securities (Cost — $4,271,327)				4,264,916
Collateralized Mortgage Obligations (l) — 0.1%
Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR + 0.600%) (Cost—$729,922)	0.748%	1/25/36	809,204	761,542	(b)

			Shares
Preferred Stocks — 0.0%††
Financials — 0.0%††
Insurance — 0.0%††
Delphi Financial Group Inc. (3 mo. USD LIBOR + 3.190%) (Cost — $391,718)	3.411%		15,675	319,378	(b)
Total Investments before Short-Term Investments (Cost — $947,040,636)				1,028,956,386

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	41

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Security	Rate	Shares	Value
Short-Term Investments — 2.9%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $30,578,376)	0.010%	30,578,376	$30,578,376	(m)
Total Investments — 99.5% (Cost — $977,619,012)			1,059,534,762
Other Assets in Excess of Liabilities — 0.5%			5,453,683
Total Net Assets — 100.0%			$1,064,988,445

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	The coupon payment on this security is currently in default as of December 31, 2020.

(i)	All or a portion of this loan is unfunded as of December 31, 2020. The interest rate for fully unfunded term loans is to be determined.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2020, the total market value of investments in Affiliated Companies was $30,578,376 and the cost was $30,578,376 (Note 8).

See Notes to Financial Statements.

42	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

Abbreviation(s) used in this schedule:

CLO	— Collateralized Loan Obligation

GBP	— British Pound

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

PJSC	— Private Joint Stock Company

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At December 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	231	3/21	$50,991,298	$51,045,586	$54,288
U.S. Treasury 5-Year Notes	381	3/21	47,949,269	48,068,507	119,238
U.S. Treasury 10-Year Notes	621	3/21	85,621,449	85,746,518	125,069
U.S. Treasury Long-Term Bonds	10	3/21	1,725,642	1,731,875	6,233
					304,828
Contracts to Sell:
U.S. Treasury Ultra Long- Term Bonds	27	3/21	5,790,391	5,766,188	24,203
United Kingdom Long Gilt Bonds	14	3/21	2,566,935	2,594,913	(27,978)
					(3,775)
Net unrealized appreciation on open futures contracts					$301,053

At December 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	80	USD	94	BNP Paribas SA	1/19/21	$3
EUR	47,084	USD	57,473	BNP Paribas SA	1/19/21	75
GBP	1,977,802	USD	2,672,109	BNP Paribas SA	1/19/21	32,970
USD	5,226,519	GBP	4,040,001	Goldman Sachs Group Inc.	1/19/21	(299,071)
MXN	67,770,000	USD	3,367,329	JPMorgan Chase & Co.	1/19/21	30,873
Total						$(235,150)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	43

Schedule of investments (cont’d)

December 31, 2020

Western Asset Corporate Bond Fund

Abbreviation(s) used in this table:

EUR	— Euro

GBP	— British Pound

MXN	— Mexican Peso

USD	— United States Dollar

At December 31, 2020, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2020[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Volkswagen AG, 0.500%, due 3/30/21)	4,500,000	EUR	12/20/24	0.635%	1.000% quarterly	$80,339	$44,271	$36,068

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2020[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Daimler AG, 1.400%, due 1/12/24)	4,500,000	EUR	12/20/24	0.463%	1.000% quarterly	$(118,849)	$(84,462)	$(34,387)

See Notes to Financial Statements.

44	Western Asset Corporate Bond Fund 2020 Annual Report

Western Asset Corporate Bond Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

EUR	— Euro

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	45

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $947,040,636)	$1,028,956,386
Investments in affiliated securities, at value (Cost — $30,578,376)	30,578,376
Foreign currency, at value (Cost — $1,338)	1,092
Cash	896,402
Interest receivable	8,954,554
Receivable for Fund shares sold	1,474,894
Deposits with brokers for open futures contracts	1,091,559
Receivable for securities sold	331,054
Foreign currency collateral for open futures contracts, at value (Cost — $92,193)	103,414
OTC swaps, at value (premiums paid — $44,271)	80,339
Receivable from broker — net variation margin on open futures contracts	68,832
Unrealized appreciation on forward foreign currency contracts	63,921
Deposits with brokers for OTC derivatives	40,000
Other assets	1,226
Prepaid expenses	50,787
Total Assets	1,072,692,836

Liabilities:
Payable for securities purchased	5,084,031
Payable for Fund shares repurchased	1,289,083
Investment management fee payable	345,724
Distributions payable	308,442
Unrealized depreciation on forward foreign currency contracts	299,071
OTC swaps, at value (premiums received — $84,462)	118,849
Service and/or distribution fees payable	87,786
Trustees’ fees payable	2,409
Accrued expenses	168,996
Total Liabilities	7,704,391
Total Net Assets	$1,064,988,445

Net Assets:
Par value (Note 7)	$779
Paid-in capital in excess of par value	984,427,806
Total distributable earnings (loss)	80,559,860
Total Net Assets	$1,064,988,445

See Notes to Financial Statements.

46	Western Asset Corporate Bond Fund 2020 Annual Report

Net Assets:
Class A	$327,870,522
Class C	$14,327,526
Class C1	$978,943
Class I	$705,692,714
Class P	$16,118,740

Shares Outstanding:
Class A	23,990,274
Class C	1,048,494
Class C1	72,113
Class I	51,636,003
Class P	1,180,661

Net Asset Value:
Class A (and redemption price)	$13.67
Class C*	$13.66
Class C1*	$13.58
Class I (and redemption price)	$13.67
Class P (and redemption price)	$13.65
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$14.28

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	47

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Interest from unaffiliated investments	$34,732,687
Interest from affiliated investments	61,218
Dividends	24,389
Less: Foreign taxes withheld	(73,744)
Total Investment Income	34,744,550

Expenses:
Investment management fee (Note 2)	4,088,628
Transfer agent fees (Note 5)	1,155,849
Service and/or distribution fees (Notes 2 and 5)	988,824
Registration fees	161,195
Fund accounting fees	78,028
Audit and tax fees	43,028
Shareholder reports	36,380
Legal fees	24,225
Custody fees	22,087
Trustees’ fees	19,799
Commitment fees (Note 9)	12,753
Insurance	8,807
Interest expense	14
Miscellaneous expenses	7,162
Total Expenses	6,646,779
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(356,230)
Net Expenses	6,290,549
Net Investment Income	28,454,001

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions in unaffiliated securities	10,009,361
Futures contracts	7,822,318
Swap contracts	1,791,899
Forward foreign currency contracts	48,783
Foreign currency transactions	32,230
Net Realized Gain	19,704,591
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	45,057,382
Futures contracts	333,122
Swap contracts	9,054

See Notes to Financial Statements.

48	Western Asset Corporate Bond Fund 2020 Annual Report

Forward foreign currency contracts	(137,794)
Foreign currencies	27,511
Change in Net Unrealized Appreciation (Depreciation)	45,289,275
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	64,993,866
Increase in Net Assets From Operations	$93,447,867

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	49

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$28,454,001	$21,756,098
Net realized gain	19,704,591	6,018,291
Change in net unrealized appreciation (depreciation)	45,289,275	50,356,288
Increase in Net Assets From Operations	93,447,867	78,130,677

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(44,169,946)	(25,158,341)
Decrease in Net Assets From Distributions to Shareholders	(44,169,946)	(25,158,341)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	542,830,640	432,887,153
Reinvestment of distributions	39,760,608	22,413,533
Cost of shares repurchased	(359,639,724)	(176,808,731)
Increase in Net Assets From Fund Share Transactions	222,951,524	278,491,955
Increase in Net Assets	272,229,445	331,464,291

Net Assets:
Beginning of year	792,759,000	461,294,709
End of year	$1,064,988,445	$792,759,000

See Notes to Financial Statements.

50	Western Asset Corporate Bond Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.90	$11.72	$12.63	$12.20	$11.74

Income (loss) from operations:
Net investment income	0.38	0.43	0.44	0.40	0.45
Net realized and unrealized gain (loss)	0.98	1.24	(0.90)	0.47	0.48
Total income (loss) from operations	1.36	1.67	(0.46)	0.87	0.93

Less distributions from:
Net investment income	(0.43)	(0.46)	(0.45)	(0.44)	(0.47)
Net realized gains	(0.16)	(0.03)	—	—	—
Total distributions	(0.59)	(0.49)	(0.45)	(0.44)	(0.47)

Net asset value, end of year	$13.67	$12.90	$11.72	$12.63	$12.20
Total return[2]	10.80%	14.40%	(3.66)%	7.20%	7.99%

Net assets, end of year (millions)	$328	$271	$228	$270	$261

Ratios to average net assets:
Gross expenses	0.91%	0.93%	0.96%	0.99%	1.02%
Net expenses	0.90 [3,4]	0.93 [3,4]	0.95 [3,4]	0.97 [3,4]	1.02
Net investment income	2.92	3.40	3.63	3.22	3.73

Portfolio turnover rate	98%	84%	95%	75%	114%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	51

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.90	$11.72	$12.63	$12.20	$11.74

Income (loss) from operations:
Net investment income	0.29	0.34	0.36	0.31	0.36
Net realized and unrealized gain (loss)	0.97	1.24	(0.90)	0.46	0.49
Total income (loss) from operations	1.26	1.58	(0.54)	0.77	0.85

Less distributions from:
Net investment income	(0.34)	(0.37)	(0.37)	(0.34)	(0.39)
Net realized gains	(0.16)	(0.03)	—	—	—
Total distributions	(0.50)	(0.40)	(0.37)	(0.34)	(0.39)

Net asset value, end of year	$13.66	$12.90	$11.72	$12.63	$12.20
Total return[2]	10.06%	13.65%	(4.29)%	6.42%	7.28%

Net assets, end of year (000s)	$14,328	$9,622	$8,885	$9,650	$6,956

Ratios to average net assets:
Gross expenses	1.57%	1.59%	1.61%	1.69%	1.70%
Net expenses[3]	1.57 [4]	1.59 [4]	1.61	1.69	1.70
Net investment income	2.24	2.74	2.97	2.48	2.96

Portfolio turnover rate	98%	84%	95%	75%	114%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 1.75%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

52	Western Asset Corporate Bond Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.82	$11.65	$12.55	$12.13	$11.67

Income (loss) from operations:
Net investment income	0.32	0.38	0.38	0.34	0.40
Net realized and unrealized gain (loss)	0.97	1.23	(0.88)	0.46	0.47
Total income (loss) from operations	1.29	1.61	(0.50)	0.80	0.87

Less distributions from:
Net investment income	(0.37)	(0.41)	(0.40)	(0.38)	(0.41)
Net realized gains	(0.16)	(0.03)	—	—	—
Total distributions	(0.53)	(0.44)	(0.40)	(0.38)	(0.41)

Net asset value, end of year	$13.58	$12.82	$11.65	$12.55	$12.13
Total return[2]	10.24%	13.98%	(4.02)%	6.64%	7.52%

Net assets, end of year (000s)	$979	$1,514	$7,091	$9,718	$11,134

Ratios to average net assets:
Gross expenses	1.48%	1.37%	1.37%	1.44%	1.49%
Net expenses	1.40 [3,4]	1.37 [3,4]	1.37 [3,4]	1.43 [3,4]	1.49
Net investment income	2.46	3.07	3.21	2.76	3.28

Portfolio turnover rate	98%	84%	95%	75%	114%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	53

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.90	$11.72	$12.63	$12.20	$11.74

Income (loss) from operations:
Net investment income	0.43	0.46	0.47	0.44	0.49
Net realized and unrealized gain (loss)	0.98	1.25	(0.89)	0.47	0.48
Total income (loss) from operations	1.41	1.71	(0.42)	0.91	0.97

Less distributions from:
Net investment income	(0.48)	(0.50)	(0.49)	(0.48)	(0.51)
Net realized gains	(0.16)	(0.03)	—	—	—
Total distributions	(0.64)	(0.53)	(0.49)	(0.48)	(0.51)

Net asset value, end of year	$13.67	$12.90	$11.72	$12.63	$12.20
Total return[2]	11.19%	14.68%	(3.27)%	7.54%	8.35%

Net assets, end of year (000s)	$705,693	$466,610	$173,068	$125,275	$41,321

Ratios to average net assets:
Gross expenses	0.61%	0.62%	0.65%	0.68%	0.69%
Net expenses	0.55 [3,4]	0.60 [3,4]	0.65 [3]	0.65 [3,4]	0.69
Net investment income	3.27	3.69	3.94	3.50	4.03

Portfolio turnover rate	98%	84%	95%	75%	114%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective November 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. From March 31, 2017 through November 12, 2019, the expense limitation was 0.65%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

54	Western Asset Corporate Bond Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class P Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.89	$11.71	$12.61	$12.19	$11.73

Income (loss) from operations:
Net investment income	0.37	0.41	0.42	0.38	0.43
Net realized and unrealized gain (loss)	0.96	1.24	(0.89)	0.45	0.48
Total income (loss) from operations	1.33	1.65	(0.47)	0.83	0.91

Less distributions from:
Net investment income	(0.41)	(0.44)	(0.43)	(0.41)	(0.45)
Net realized gains	(0.16)	(0.03)	—	—	—
Total distributions	(0.57)	(0.47)	(0.43)	(0.41)	(0.45)

Net asset value, end of year	$13.65	$12.89	$11.71	$12.61	$12.19
Total return[2]	10.63%	14.22%	(3.74)%	6.91%	7.83%

Net assets, end of year (000s)	$16,119	$43,964	$44,232	$55,207	$61,780

Ratios to average net assets:
Gross expenses	1.08%	1.10%	1.11%	1.17%	1.18%
Net expenses	1.08 [3,4]	1.10 [3,4]	1.11 [3,4]	1.16 [3,4]	1.18
Net investment income	2.85	3.24	3.46	3.02	3.59

Portfolio turnover rate	98%	84%	95%	75%	114%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class P shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2020 Annual Report	55

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

56	Western Asset Corporate Bond Fund 2020 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Corporate Bond Fund 2020 Annual Report	57

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$240,670,041	$4,705,500	$245,375,541
Other Corporate Bonds & Notes	—	667,435,812	—	667,435,812
U.S. Government & Agency Obligations	—	41,807,822	—	41,807,822
Sovereign Bonds	—	25,834,328	—	25,834,328
Convertible Bonds & Notes	—	19,772,534	—	19,772,534
Senior Loans	—	17,932,045	—	17,932,045
Municipal Bonds	—	5,452,468	—	5,452,468
Asset-Backed Securities	—	4,264,916	—	4,264,916
Collateralized Mortgage Obligations	—	761,542	—	761,542
Preferred Stocks	—	319,378	—	319,378
Total Long-Term Investments	—	1,024,250,886	4,705,500	1,028,956,386
Short-Term Investments†	$30,578,376	—	—	30,578,376
Total Investments	$30,578,376	$1,024,250,886	$4,705,500	$1,059,534,762
Other Financial Instruments:
Futures Contracts	$329,031	—	—	$329,031
Forward Foreign Currency Contracts	—	$63,921	—	63,921
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	80,339	—	80,339
Total Other Financial Instruments	$329,031	$144,260	—	$473,291
Total	$30,907,407	$1,024,395,146	$4,705,500	$1,060,008,053

58	Western Asset Corporate Bond Fund 2020 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$27,978	—	—	$27,978
Forward Foreign Currency Contracts	—	$299,071	—	299,071
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	118,849	—	118,849
Total	$27,978	$417,920	—	$445,898

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the

Western Asset Corporate Bond Fund 2020 Annual Report	59

Notes to financial statements (cont’d)

difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2020, the total notional

60	Western Asset Corporate Bond Fund 2020 Annual Report

value of all credit default swaps to sell protection was 4,500,000 EUR. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to

Western Asset Corporate Bond Fund 2020 Annual Report	61

Notes to financial statements (cont’d)

the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses

62	Western Asset Corporate Bond Fund 2020 Annual Report

realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions

Western Asset Corporate Bond Fund 2020 Annual Report	63

Notes to financial statements (cont’d)

where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be

64	Western Asset Corporate Bond Fund 2020 Annual Report

reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $417,920. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2020, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $40,000, which could be used to reduce the required payment.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Corporate Bond Fund 2020 Annual Report	65

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. As of July 31, 2020, LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class I and Class P shares did not exceed 0.95%, 1.70%, 1.40%, 0.55% and 1.20%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $356,230, which included an affiliated money market fund waiver of $11,953.

66	Western Asset Corporate Bond Fund 2020 Annual Report

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$67,893	—
CDSCs	431	$2,217

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$837,714,563	$230,341,246
Sales	637,457,879	229,826,235

Western Asset Corporate Bond Fund 2020 Annual Report	67

Notes to financial statements (cont’d)

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$984,991,621	$87,819,672	$(13,276,531)	$74,543,141
Futures contracts	—	329,031	(27,978)	301,053
Forward foreign currency contracts	—	63,921	(299,071)	(235,150)
Swap contracts	(40,191)	36,068	(34,387)	1,681

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$329,031	—	—	$329,031
Forward foreign currency contracts	—	$63,921	—	63,921
OTC swap contracts[3]	—	—	$80,339	80,339
Total	$329,031	$63,921	$80,339	$473,291

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$27,978	—	—	$27,978
Forward foreign currency contracts	—	$299,071	—	299,071
OTC swap contracts[3]	—	—	$118,849	118,849
Total	$27,978	$299,071	$118,849	$445,898

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

68	Western Asset Corporate Bond Fund 2020 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$7,822,318	—	—	$7,822,318
Swap contracts	—	—	$1,791,899	1,791,899
Forward foreign currency contracts	—	$48,783	—	48,783
Total	$7,822,318	$48,783	$1,791,899	$9,663,000

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$333,122	—	—	$333,122
Swap contracts	—	—	$9,054	9,054
Forward foreign currency contracts	—	$(137,794)	—	(137,794)
Total	$333,122	$(137,794)	$9,054	$204,382

During the year ended December 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$224,814,055
Futures contracts (to sell)	44,816,585
Forward foreign currency contracts (to buy)	474,009
Forward foreign currency contracts (to sell)	5,202,167

Average Notional Balance
Credit default swap contracts (to buy protection)	$5,308,042
Credit default swap contracts (to sell protection)	21,775,735

Western Asset Corporate Bond Fund 2020 Annual Report	69

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
BNP Paribas SA	$33,048	—	$33,048	—	$33,048
Goldman Sachs Group Inc.	—	$(299,071)	(299,071)	—	(299,071)
JPMorgan Chase & Co.	30,873	—	30,873	—	30,873
Morgan Stanley & Co. Inc.	80,339	(118,849)	(38,510)	$40,000	1,490
Total	$144,260	$(417,920)	$(273,660)	$40,000	$(233,660)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class P shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$725,936	$468,742
Class C	114,361	9,116
Class C1	7,996	3,193
Class I	—	652,778
Class P	140,531	22,020
Total	$988,824	$1,155,849

70	Western Asset Corporate Bond Fund 2020 Annual Report

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5,908
Class C	224
Class C1	885
Class I	348,522
Class P	691
Total	$356,230

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class A	$9,573,245	$9,265,403
Class C	299,189	287,507
Class C1	32,444	113,846
Class I	21,102,848	12,130,476
Class P	907,657	1,560,735
Total	$31,915,383	$23,357,967

Net Realized Gains:
Class A	$3,779,013	$633,877
Class C	161,970	23,222
Class C1	14,235	3,601
Class I	8,111,271	1,036,989
Class P	188,074	102,685
Total	$12,254,563	$1,800,374

7. Shares of beneficial interest

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Corporate Bond Fund 2020 Annual Report	71

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,904,737	$77,591,953	4,189,567	$52,467,728
Shares issued on reinvestment	977,089	12,987,136	764,446	9,634,496
Shares repurchased	(3,898,463)	(50,082,838)	(3,401,287)	(42,562,975)
Net increase	2,983,363	$40,496,251	1,552,726	$19,539,249

Class C
Shares sold	432,193	$5,690,593	193,684	$2,431,013
Shares issued on reinvestment	28,495	379,798	20,101	253,159
Shares repurchased	(158,042)	(2,023,797)	(226,133)	(2,842,801)
Net increase (decrease)	302,646	$4,046,594	(12,348)	$(158,629)

Class C1
Shares sold	25,635	$342,860	26,659	$338,890
Shares issued on reinvestment	3,437	45,251	8,941	110,103
Shares repurchased	(75,042)	(949,908)	(526,162)	(6,477,712)
Net decrease	(45,970)	$(561,797)	(490,562)	$(6,028,719)

Class I
Shares sold	35,004,069	$458,278,206	29,899,949	$376,312,422
Shares issued on reinvestment	1,903,609	25,325,155	850,767	10,788,244
Shares repurchased	(21,433,814)	(275,429,892)	(9,353,888)	(117,388,848)
Net increase	15,473,864	$208,173,469	21,396,828	$269,711,818

Class P
Shares sold	72,701	$927,028	106,596	$1,337,100
Shares issued on reinvestment	78,357	1,023,268	129,437	1,627,531
Shares repurchased	(2,380,658)	(31,153,289)	(602,929)	(7,536,395)
Net decrease	(2,229,600)	$(29,202,993)	(366,896)	$(4,571,764)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

72	Western Asset Corporate Bond Fund 2020 Annual Report

all or some portion of the year ended December 31, 2020. The following transactions were effected in such company for the year ended December 31, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$16,780,166	$349,354,413	349,354,413	$335,556,203	335,556,203

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$61,218	—	$30,578,376

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust and Western Asset Funds, Inc. (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $485 million (prior to November 16, 2020, the aggregate amount was $220 million for participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust). Unless renewed or otherwise terminated sooner in accordance with its terms, the agreement will terminate on November 15, 2021. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility; there is an annual upfront fee of 0.06% of the $485 million Redemption Facility. These fees are allocated to all Participating Funds pro rata based on net assets. Prior to November 16, 2020, there was no upfront fee. For the year ended December 31, 2020, the Fund incurred a commitment fee in the amount of $12,753. The Fund did not utilize the Redemption Facility during the year ended December 31, 2020.

Western Asset Corporate Bond Fund 2020 Annual Report	73

Notes to financial statements (cont’d)

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$39,962,508	$25,158,341
Net long-term capital gains	4,207,438	—
Total distributions paid	$44,169,946	$25,158,341

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$4,043,860
Undistributed long-term capital gains — net	2,174,730
Total undistributed earnings	$6,218,590
Other book/tax temporary differences(a)	(283,461)
Unrealized appreciation (depreciation)(b)	74,624,731
Total distributable earnings (loss) — net	$80,559,860

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR

74	Western Asset Corporate Bond Fund 2020 Annual Report

settings (overnight and one-, three-, six- and twelve-month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

12. Subsequent events

Effective January 1, 2021, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

***

Effective February 5, 2021, the Fund’s Redemption Facility was terminated and the Fund, together with the Participating Funds and other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee.

Western Asset Corporate Bond Fund 2020 Annual Report	75

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Corporate Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

76	Western Asset Corporate Bond Fund 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to the Fund’s subadviser. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	430,251,965.383	8,014,236.729	24,629,749.199	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	429,600,055.609	8,195,233.158	25,100,662.544	0

Western Asset Corporate Bond Fund	77

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

78	Western Asset Corporate Bond Fund

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

Western Asset Corporate Bond Fund	79

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Corporate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

80	Western Asset Corporate Bond Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Corporate Bond Fund	81

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

82	Western Asset Corporate Bond Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	145
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Corporate Bond Fund	83

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira** Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

84	Western Asset Corporate Bond Fund

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Trustee.

**	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Western Asset Corporate Bond Fund	85

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

86	Western Asset Corporate Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	Daily	12/4/2020
Payable date:	January 2020 through December 2020	12/7/2020
Interest-related Dividends*	53.00%	—
Long-Term Capital Gain Dividend	—	$0.055260
Qualified Short-Term Capital Gain Dividend*	—	$0.105690

*

Qualified Short-Term Capital Gain dividend and the following percentage of the ordinary income distributions paid monthly by the Fund which represent Interest-related dividends are eligible for exemption from U.S. withholding tax for non-resident shareholders and foreign corporations.

Western Asset Corporate Bond Fund	87

Western Asset

Corporate Bond Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*	Effective March 6, 2020, Mr. Larson became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

FD00317 2/21 SR21-4085

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $168,455 in December 31, 2019 and $ 161,623 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2019 and $0 in December 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $938,841 in December 31, 2019 and $773,011 in December 31, 2020.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles,

Jr. Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

*	Effective March 6, 2020, Mr Larson became a Trustee

(b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: February 25, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: February 25, 2021